                                                                    EXHIBIT 10.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS EITHER A REGISTRATION STATEMENT WITH RESPECT TO IT SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           INTERLEUKIN GENETICS, INC.

                              TERM PROMISSORY NOTE

$_______________                                                  August 9, 2002
                                                          Waltham, Massachusetts



     FOR VALUE RECEIVED, Interleukin Genetics, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to the order of [______________] (the "Lender"), in lawful money of the United States of America at such place or places or to such other party or parties as the Lender may from time to time designate, the principal sum of [______________] THOUSAND DOLLARS ($___,000.00).

     The Borrower shall pay the entire outstanding principal balance of this Note on August 9, 2003 (the "Maturity Date"). Interest shall accrue on the outstanding principal balance of this Note at a fixed interest rate per annum equal to FIFTEEN PERCENT (15%) . In addition to the payment of principal hereunder, all accrued interest then outstanding shall be payable in arrears on the Maturity Date. If any amount due under this Note is not paid on the due date, whether as stated or by acceleration, interest on the unpaid principal balance shall continue to accrue. The Borrower may voluntarily prepay this Note in whole or in part at any time and from time to time without penalty, together with interest accrued on the amount prepaid through the date of prepayment.

     Upon the occurrence of any one or more of the following events (each, an "Event of Default"), the Lender at its option may declare all amounts due hereunder, including, without limitation, the entire unpaid principal balance of this Note and any accrued, unpaid interest thereon, to be immediately due and payable:

     (a) The failure to make any payment of principal or interest due pursuant to the terms of this Note on or before the due date;

     (b) (i) The commencement by the Borrower of a voluntary case under 11 U.S.C. Section 101 ET. SEQ. (the "Bankruptcy Code") or any foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the consent by the Borrower to the entry of an order for relief in an involuntary bankruptcy or similar case, or to the conversion of an involuntary case to a voluntary case, under any such law, or (iii) the consent by the Borrower to the appointment of, or the taking of possession by, a receiver, trustee or other custodian for all or a substantial part of its properties, or (iv) the making by the Borrower of any assignment for the benefit of creditors, or (v) the discontinuance of business, dissolution, winding up, liquidation or cessation of existence by the Borrower; or

     (c) (i) The entry by a court of a decree or order for relief with respect to the Borrower in an involuntary case under the Bankruptcy Code or any applicable foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or dismissed within 60 days of the entry thereof, or (ii) the entry by a court of a decree or order for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other person having similar powers over the Borrower or over all or a substantial part of its properties;

     Upon the occurrence and continuance of any Event of Default hereunder, (i) the Lender may declare the principal balance of this Note to be immediately due and payable, PROVIDED, HOWEVER, in the case of an Event of Default described in paragraphs (b) or (c) above, all amounts payable by the Borrower hereunder, including, without limitation, the principal balance and all accrued interest on this Note, shall automatically become immediately due and payable, without notice, action or election by the Lender, and (ii) the Lender may enforce any other rights granted pursuant to this Note, any other document, or by applicable law.

     In the event that any court of competent jurisdiction shall determine that any provision, or portion thereof, contained in this Note shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and the remaining provisions of this Note shall nevertheless remain in full force and effect.

     None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of both the Borrower and the Lender expressly referring hereto and setting forth the provision so excluded, modified or amended. No waiver or forbearance of any of the rights and remedies of the Lender hereunder shall be effective unless made specifically in a writing signed by the Lender, and any such waiver or forbearance shall be effective only in the specific instance and for the specific purpose for which given.

     This Note shall be binding upon the Borrower and shall be enforceable against the Borrower and its heirs, successors and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns. The Borrower may not assign this Note or any rights hereunder without the express written consent of the Lender.

     THIS NOTE IS DELIVERED TO THE LENDER BY THE BORROWER AT ITS PRINCIPAL OFFICE IN WALTHAM, MASSACHUSETTS AND SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. THE BORROWER AND LENDER EACH SUBMIT TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND OF THE UNITED STATES DISTRICT COURTS SITUATED THEREIN FOR ALL PURPOSES WITH RESPECT TO THIS NOTE.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as an instrument under seal by its duly authorized officer as of the date first above written.


                                   INTERLEUKIN GENETICS, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:





                                      -3-